Exhibit 10.2

AMENDMENT NO. 1 TO EMPLOYEE LEASING AND OVERHEAD ALLOCATION
AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYEE LEASING AND OVERHEAD ALLOCATION AGREEMENT (this “Amendment”), dated as of March 2, 2017 (the “Amendment Effective Date”) is entered into by and between Jaguar Animal Health, Inc., (“JAGX”), and Napo Pharma (“Napo”).  Vendor and Distributor are sometimes referred to herein individual as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties have previously entered into an Employee Leasing and Overhead Allocation Agreement (the “Agreement”) dated as of July 1, 2016; and

WHEREAS, the Parties desire to amend and modify the Agreement.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements contained in this Amendment, the Agreement is hereby amended as follows:

1.                                      Definitions.  All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

2.                                      Amendments to the Agreement.

a.                                      Section 1 TERM is hereby deleted in its entirety and replaced with the following:

“The assistance period (“Assistance Period”) shall commence on the date hereof and shall terminate once the Parties have completed a successful merger OR terminated pursuant to Paragraph 5 hereof.”

3.                                      Effect of this Amendment.  This Amendment shall become effective as of the Amendment Effective Date.  There are no further changes to the terms of the Agreement.  Except as would be inconsistent with the terms of this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect and be unaffected by this Amendment.

4.                                      Facsimile and Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment (and each amendment, modification and waiver in respect of it) by facsimile or other electronic transmission, if identified, legible and complete, will be regarded as an original signature and shall be as effective as delivery of a manually executed original counterpart of each such instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the Amendment Effective Date.

Jaguar Animal Health, Inc.

By:	/s/ Karen Wright
Name: Karen Wright
Title: CFO

Napo Pharma

By:	/s/ Charles Thompson
Name: Charles Thompson
Title: CFO

[Signature Page to Amendment No. 1 to Amended and Restated License Agreement]